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                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                       GENERAL AMERICAN SEPARATE ACCOUNTS
                           TWENTY-EIGHT & TWENTY-NINE

                          SUPPLEMENT DATED MAY 1, 2004
                        TO PROSPECTUS DATED MAY 1, 2000

This supplement adds certain information to the prospectus referenced above. You should read and retain this supplement.

We have policies and procedures that attempt to detect transfer activity that may adversely affect other Contract Owners or Investment Fund shareholders in situations where there is potential for pricing inefficiencies or that involve relatively large single or grouped transactions by one or more Contract Owners (i.e., market timing). We employ various means to try to detect such transfer activity, such as periodically examining the number of transfers and/or the number of "round trip" transfers into and out of particular subaccounts made by Contract Owners within given periods of time and/or investigating transfer activity identified by our Annuity Administrative Office or the Investment Funds on a case-by-case basis. We may revise these policies and procedures in our sole discretion at any time without prior notice.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective. Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Contract Owners to avoid such detection. Our ability to restrict such transfer activity may be limited by provisions of the Contract. We apply our policies and procedures without exception, waiver, or special arrangement, although we may vary our policies and procedures among our variable contracts and subaccounts and may be more restrictive with regard to certain contracts or subaccounts than others. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Contract Owners or Investment Fund shareholders. In addition, we cannot guarantee that the Investment Funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Investment Funds.

Our policies and procedures may result in restrictions being applied to Contract Owner(s). These restrictions may include:

     - requiring you to send us by U.S. mail a signed, written request to make transfers;

     - limiting the number of transfers you may make each Contract Year;

     - limiting the dollar amount that may be transferred at any one time;

     - charging a transfer or collecting a Fund redemption fee;

     - denying a transfer request from an authorized third party acting on behalf of multiple Contract Owners; and

     - imposing other limitations and modifications where we determine that exercise of the transfer privilege may create a disadvantage to other Contract Owners (including, but not limited to, imposing a minimum time period between each transfer).
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If restrictions are imposed on a Contract Owner, we will reverse upon discovery any transaction inadvertently processed in contravention of such restrictions.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Investment Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities. You should read the Investment Fund prospectuses for more details.

                                                                        GA 04224